UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Emerging Markets Bond Fund

BlackRock Emerging Markets Local Currency Bond Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 06/30/2018

Item 1 – Report to Stockholders

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Funds II

➢	BlackRock Emerging Markets Bond Fund
➢	BlackRock Emerging Markets Local Currency Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month U.S. Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.9%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing an open-ended commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 4.0%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending. Proposed infrastructure spending would deliver growth from the government sector, generate demand, and improve economic activity in other sectors.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.65%	14.37%
U.S. small cap equities (Russell 2000® Index)	7.66	17.57
International equities (MSCI Europe, Australasia, Far East Index)	(2.75)	6.84
Emerging market equities (MSCI Emerging Markets Index)	(6.66)	8.20
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.81	1.36
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.68)	(2.69)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.62)	(0.40)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.02)	1.61
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.16	2.62
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2018	BlackRock Emerging Markets Bond Fund

Investment Objective

BlackRock Emerging Markets Bond Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund underperformed its benchmark, the JP Morgan EMBI Global Diversified Index.

What factors influenced performance?

During the second half of the period, emerging market sovereign debt experienced weakness across the asset class, particularly in high yield names and in countries where investor positioning was particularly crowded. As a result, the Fund’s overweight positions in several more market-sensitive, high yield names detracted from performance. In particular, the Fund’s overweight position in Venezuela acted as a constraint on relative performance given the market’s higher volatility. The Fund’s overweight position in Ecuador also detracted from performance as the market was disappointed by the government’s proposed plans for fiscal consolidation.

Early in the period, the Fund held an underweight stance with respect to duration (sensitivity to changes in interest rates) on the view that global inflation would push rates higher. This was expressed through short positions in German Bunds and U.S. Treasury futures. The theme worked particularly well in January and into February, as interest rates moved higher in developed markets. Additionally, country selection in the Middle East where the Fund was underweight in Lebanon and overweight in Oman contributed to performance, particularly in the second quarter.

The Fund held derivatives for risk management purposes as well as to manage exposures with the goal of generating excess return. The main derivatives used over the period were U.S. Treasury futures and German Bund futures to manage duration, as well as exposure to credit default swaps, which were used to manage the risk of changing yield spreads. The use of derivatives contributed positively to performance as the Fund tactically managed portfolio duration throughout the reporting period.

Describe recent portfolio activity.

The Fund added to its allocations in countries expected to be less sensitive to general movements in emerging markets and which offered attractive relative yields, including Kazakhstan, Ecuador and Africa. The Fund was generally underweight in lower yielding countries in Asia and emerging Europe.

Near the end of the period, the Fund tactically reduced risk given weakened investor sentiment toward emerging market debt. In particular, the Fund reduced its overweight exposure to African oil names such as Nigeria and Gabon in favor of increasing overweight positions in Ukraine and Ecuador.

Describe portfolio positioning at period end.

The Fund’s short duration position was moved to neutral on the view that the upcoming U.S. Federal Reserve rate hikes have been priced in by investors and that interest rates are unlikely to move significantly higher. The Fund was positioned for a rebound in emerging market bonds given solid fundamentals in most countries. The Fund’s largest overweight positions at the end of the period relative to the benchmark were to Oman, Turkey and Ukraine, while the largest underweights were to the Philippines, Malaysia and Panama.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary  as of June 30, 2018 (continued)

Performance Summary for the Period Ended June 30, 2018

			Aggregate Total Returns (a)(b)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Since Inception (c)
Institutional	5.41%	3.92%	(5.61)%	(4.18)%
Class K	5.50	4.02	(5.58)	(4.12)
JP Morgan EMBI Global Diversified Index(d)	—	—	(5.23)	(2.41)

(a)	See “About Fund Performance” on page 8 for a detailed description of share classes, including any related fees.
(b)

The Fund invests primarily in a portfolio of fixed-income securities of issuers located in or tied economically to emerging market countries that are predominantly denominated in U.S. dollars and derivatives with similar economic characteristics.

(c)	The Fund commenced operations on July 27, 2017.
(d)	An unmanaged index that tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (e)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$943.90	$3.23	$1,000.00	$1,021.47	$3.36	0.67%
Class K	1,000.00	944.20	2.84	1,000.00	1,021.87	2.96	0.59

(e)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION (a)

Asset Type	06/30/18
Foreign Agency Obligations	77%
Corporate Bonds	22
U.S. Treasury Obligations	1

(a)	Excludes Money Market Funds.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	06/30/18
AAA/Aaa(c)	1%
A	11
BBB/Baa	34
BB/Ba	18
B	31
C	1
D	2
NR	2

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Credit quality ratings are subject to change.

(c)	Includes U.S. Treasury Obligations which are deemed AAA/Aaa by the investment adviser.

FUND SUMMARY	5

Fund Summary as of June 30, 2018	BlackRock Emerging Markets Local Currency Bond Fund

Investment Objective

BlackRock Emerging Markets Local Currency Bond Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund underperformed its benchmark, the JP Morgan GBI-EM Global Diversified Index.

What factors influenced performance?

The Fund’s currency positioning was the primary factor in its underperformance, as several of the portfolio’s overweight positions came under pressure from the rally in the U.S. dollar that occurred late in the period. Positions in the Brazilian real, Mexican peso, and Turkish lira were the largest detractors. Additionally, exposure to the Argentine peso detracted as idiosyncratic developments stoked investor fears that the country would be unable to meet its debt obligations. The Fund’s currency positioning reflected the investment adviser’s positive view on the fundamental backdrop for the emerging markets, as well as the stabilization in commodity prices.

On the positive side, the Fund benefited from its selection among Eastern European currencies. The Fund was overweight in the Polish zloty, the Czech koruna and the Romanian leu, and it was underweight in the Hungarian forint. The investment adviser also moved to an underweight in the Taiwan New Dollar to reduce the portfolio’s exposure to increased trade fears. This decision contributed to performance, particularly in April.

The Fund used derivatives as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange markets. The specific instruments that the Fund used included currency forward contracts, which it used to manage currency risk, and credit default swaps, which it used to manage the risk of changing yield spreads. The Fund also used interest-rate swaps and derivatives linked to developed market government bonds in order to manage the portfolio’s duration (interest-rate sensitivity). The Fund’s duration management strategies made a positive contribution to Fund performance.

Describe recent portfolio activity.

The Fund increased its exposure to the currencies in which the investment advisor had a favorable view on underlying country fundamentals. It also reduced the portfolio’s sensitivity to the appreciation of the U.S. dollar, which is generally a negative for emerging market currencies. Later in the period, the investment advisor reduced the Fund’s duration from slightly longer than the benchmark to slighter shorter.

The Fund held an above-average cash weighting of about 9% at the end of June. Although the investment adviser retained a positive view on the emerging markets, it believed a reasonable amount of cash would provide the flexibility to meet outflows or to capitalize on further market volatility. The cash position had no material impact on relative Fund performance.

Describe portfolio positioning at period end.

The Fund retained a long position in emerging market currencies based on the investment adviser’s positive overall view on the fundamentals of the asset class. When under pressure, emerging market policymakers have reacted decisively and appropriately, as seen in recent developments in Argentina, Turkey, Indonesia and Brazil. In addition, the political uncertainty regarding select presidential elections and the noise around NAFTA (North American Free Trade Agreement) negotiations — both of which pressured currency exchange rates in the first half of the year — appear to have subsided. The Fund’s most notable overweight positions were in the Indonesian rupiah, Turkish lira and Indian rupee, while its largest underweights were in the Thai bhat, Malaysian ringgit and Hungarian forint.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary  as of June 30, 2018 (continued)

Performance Summary for the Period Ended June 30, 2018

			Aggregate Total Returns (a)(b)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Since Inception (c)
Institutional	5.75%	3.98%	(9.97)%	(8.20)%
Class K	5.84	4.17	(9.93)	(8.14)
JP Morgan GBI-EM Global Diversified Index(d)	—	—	(6.44)	(4.25)

(a)	See “About Fund Performance” on page 8 for a detailed description of share classes, including any related fees.
(b)

The Fund invests primarily in a portfolio of fixed-income securities of issuers located in or tied economically to emerging market countries that may be denominated in any currency (on a hedged or un-hedged basis) and derivatives with similar economic characteristics.

(c)	The Fund commenced operations on July 27, 2017.
(d)	An unmanaged index that tracks local currency bonds.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (e)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$900.30	$3.58	$1,000.00	$1,021.03	$3.81	0.77%
Class K	1,000.00	900.70	3.25	1,000.00	1,021.37	3.46	0.69

(e)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION (a)

Asset Type	06/30/18
Foreign Agency Obligations	92%
Corporate Bonds	8

(a)	Excludes Money Market Funds.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	06/30/18
AAA/Aaa	1%
AA/Aa	11
A	31
BBB/Baa	40
BB/Ba	13
B	4

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Credit quality ratings are subject to change.

FUND SUMMARY	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock Emerging Markets Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Corporate Bonds — 21.8%

Azerbaijan — 1.1%
Southern Gas Corridor CJSC, 6.88%, 03/24/26	USD	224	$241,499

British Virgin Islands — 2.1%
Sinopec Group Overseas Development 2015 Ltd., 3.25%, 04/28/25		249	236,762
Sinopec Group Overseas Development 2016 Ltd., 2.75%, 09/29/26		263	236,152

			472,914
Chile — 1.7%
Corp. Nacional del Cobre de Chile:
4.50%, 09/16/25		200	204,236
4.25%, 07/17/42		200	189,754

			393,990
China — 0.8%
Export-Import Bank of China, 2.63%, 03/14/22		200	194,005

Colombia — 0.4%
Ecopetrol SA, 5.88%, 05/28/45		90	85,360

Indonesia — 1.7%
Pertamina Persero PT, 4.30%, 05/20/23		200	197,619
Perusahaan Listrik Negara PT, 4.13%, 05/15/27		200	184,631

			382,250
Kazakhstan — 2.5%
Kazakhstan Temir Zholy National Co. JSC, 4.85%, 11/17/27		200	193,511
KazMunayGas National Co. JSC:
4.75%, 04/19/27		212	206,726
6.38%, 10/24/48		200	201,950

			602,187
Malaysia — 2.2%
Petronas Capital Ltd., 3.50%, 03/18/25		520	501,962

Mexico — 3.3%
Petroleos Mexicanos:
4.88%, 01/24/22		50	50,440
3.50%, 01/30/23		153	144,840
4.25%, 01/15/25		126	117,810
4.50%, 01/23/26		68	63,798
6.88%, 08/04/26		43	45,193
6.50%, 03/13/27		134	137,406
6.75%, 09/21/47		70	66,003
6.35%, 02/12/48(a)		138	124,545

			750,035
Morocco — 0.8%
OCP SA, 4.50%, 10/22/25		200	190,200

Oman — 0.8%
Oman Sovereign Sukuk SAOC, 4.40%, 06/01/24		200	187,660

Peru — 0.8%
Petroleos del Peru SA, 4.75%, 06/19/32		200	191,400

South Africa — 0.8%
Eskom Holdings SOC Ltd., 5.75%, 01/26/21		200	192,991

Venezuela — 2.8%
Petroleos de Venezuela SA(a):
9.00%, 11/17/21		460	110,482
12.75%, 02/17/22		421	108,326
6.00%, 05/16/24		945	199,099
6.00%, 11/15/26		213	44,695

Security	Par (000)		Value
Venezuela (continued)
9.75%, 05/17/35	USD	746	$175,875

			638,477

Total Corporate Bonds — 21.8% (Cost — $5,563,120)			5,024,930

Foreign Agency Obligations — 75.5%
Angolan Government International Bond, 9.38%, 05/08/48		200	201,672
Argentine Republic Government International Bond:
6.88%, 04/22/21		150	147,750
4.63%, 01/11/23		130	114,466
7.50%, 04/22/26		171	157,748
6.88%, 01/26/27		74	65,120
5.88%, 01/11/28		225	182,812
8.28%, 12/31/33		115	106,108
2.50%, 12/31/38(b)		80	45,360
6.88%, 01/11/48		145	108,534
7.13%, 06/28/17		25	19,038
Banco Nacional de Desenvolvimento Economico e Social, 5.50%, 07/12/20		200	204,436
Brazilian Government International Bond:
5.00%, 01/27/45		200	158,302
5.63%, 02/21/47		200	169,700
Colombia Government International Bond:
2.63%, 03/15/23		200	189,800
4.50%, 01/28/26		200	203,000
5.63%, 02/26/44		200	212,500
Costa Rica Government International Bond, 7.00%, 04/04/44		200	195,000
Croatia Government International Bond, 5.50%, 04/04/23		333	350,012
Dominican Republic International Bond:
5.50%, 01/27/25		232	230,218
5.95%, 01/25/27		117	115,538
6.50%, 02/15/48		220	208,725
Ecuador Government International Bond:
8.75%, 06/02/23		250	234,175
7.95%, 06/20/24		400	353,080
7.88%, 01/23/28		300	251,310
Egypt Government International Bond:
6.13%, 01/31/22		200	196,610
8.50%, 01/31/47		200	193,524
7.90%, 02/21/48		200	181,968
El Salvador Government International Bond:
5.88%, 01/30/25		78	72,921
6.38%, 01/18/27		213	198,622
8.63%, 02/28/29		49	52,430
Gabon Government International Bond, 6.38%, 12/12/24		200	178,633
Ghana Government International Bond, 7.63%, 05/16/29		235	229,419
Guatemala Government Bond, 4.50%, 05/03/26		200	191,000
Hungary Government International Bond:
5.38%, 02/21/23		232	245,609
7.63%, 03/29/41		60	81,885
Indonesia Government International Bond:
3.38%, 04/15/23		200	192,716
4.35%, 01/08/27		200	197,065
5.25%, 01/08/47		200	200,238
4.35%, 01/11/48		200	179,297
Ivory Coast Government International Bond, 5.75%, 12/31/32(a)		199	184,656
Jamaica Government International Bond, 6.75%, 04/28/28		200	213,916
Jordan Government International Bond, 5.75%, 01/31/27		200	185,524
Kazakhstan Government International Bond, 3.88%, 10/14/24		200	200,668

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Foreign Agency Obligations (continued)
Kenya Government International Bond, 7.25%, 02/28/28	USD	200	$192,007
Lebanon Government International Bond:
6.10%, 10/04/22		168	144,080
6.00%, 01/27/23		90	75,618
6.60%, 11/27/26		95	74,575
6.65%, 02/26/30		20	14,888
Mexico Government International Bond:
4.13%, 01/21/26		200	198,400
4.75%, 03/08/44		100	92,789
5.75%, 10/12/10		116	114,202
Mongolia Government International Bond, 5.13%, 12/05/22		200	187,045
Nigeria Government International Bond:
14.50%, 07/15/21	NGN	19,710	56,115
6.38%, 07/12/23	USD	200	197,393
16.29%, 03/17/27	NGN	18,000	55,927
7.14%, 02/23/30	USD	200	188,665
7.88%, 02/16/32		200	196,100
Oman Government International Bond:
5.38%, 03/08/27		440	414,390
6.50%, 03/08/47		400	358,016
6.75%, 01/17/48		200	181,000
Pakistan Government International Bond, 8.25%, 04/15/24		200	190,924
Panama Government International Bond:
4.00%, 09/22/24		280	282,100
4.30%, 04/29/53		200	186,500
Peruvian Government International Bond:
7.35%, 07/21/25		100	122,000
5.63%, 11/18/50		182	211,347
Philippine Government International Bond, 3.00%, 02/01/28		363	335,160
Poland Government International Bond:
5.00%, 03/23/22		111	116,989
3.00%, 03/17/23		160	156,211
3.25%, 04/06/26		150	144,750
Republic of Azerbaijan International Bond, 3.50%, 09/01/32		240	197,640
Republic of Belarus International Bond, 6.88%, 02/28/23		200	206,790
Republic of South Africa Government International Bond:
4.67%, 01/17/24		100	98,370
4.88%, 04/14/26		200	192,399
5.00%, 10/12/46		200	166,132
Romanian Government International Bond, 6.13%, 01/22/44		100	112,120
Russian Foreign Bond — Eurobond:
4.25%, 06/23/27		400	385,468
7.50%, 03/31/30(b)		155	170,453
5.25%, 06/23/47		200	192,600
Senegal Government International Bond, 6.25%, 05/23/33		200	177,250
Serbia International Bond, 4.88%, 02/25/20		281	285,366
Sri Lanka Government International Bond:
6.25%, 10/04/20		100	101,250
6.13%, 06/03/25		200	186,887
6.20%, 05/11/27		200	182,507
Turkey Government International Bond:
5.63%, 03/30/21		100	99,403
3.25%, 03/23/23		200	177,345
4.88%, 10/09/26		200	175,904
5.13%, 02/17/28		400	352,112

Security	Par (000)		Value
Foreign Agency Obligations (continued)
4.88%, 04/16/43	USD	200	$148,742
6.63%, 02/17/45		200	177,230
Ukraine Government International Bond:
7.75%, 09/01/20		217	215,712
7.75%, 09/01/21		235	231,475
7.75%, 09/01/22		272	265,546
7.38%, 09/25/32		400	342,700
Uruguay Government International Bond:
4.38%, 10/27/27		150	151,875
5.10%, 06/18/50		210	206,430
4.98%, 04/20/55		77	74,690

Total Foreign Agency Obligations — 75.5% (Cost — $18,505,854)			17,362,692

Total Long-Term Investments — 97.3% (Cost — $24,068,974)			22,387,622

Short-Term Securities — 1.8%

		Shares
Money Market Funds — 1.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(c)(e)		295,973	295,973

Total Money Market Funds — 1.3% (Cost — $295,973)			295,973

		Par (000)
U.S. Treasury Obligations — 0.5%
U.S. Treasury Bills, 1.68%, 11/08/18(d)	USD	120	119,144

Total U.S. Treasury Obligations — 0.5% (Cost — $119,296)			119,144

Total Short-Term Securities — 1.8% (Cost — $415,269)			415,117

Total Investments — 99.1% (Cost — $24,484,243)			22,802,739
Other Assets Less Liabilities — 0.9%			195,859

Net Assets — 100.0%			$22,998,598

(a)	Issuer filed for bankruptcy and/or is in default.
(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(c)	Annualized 7-day yield as of period end.
(d)	Rates are discount rates or a range of discount rates paid at the time of purchase.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Bond Fund

(e)

During the period ended June 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,113,465	(817,492)	295,973	$295,973	$5,729	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
Euro Bund	4	09/06/18	$759	$(6,777)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	23,237	EUR	20,000	Bank of America N.A.	07/19/18	$(146)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.EM.29.V1	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/2022	USD	260	$10,176	$6,310	$3,866
CDX.EM.29.V1	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/2022	USD	270	10,565	10,573	(8)

							$20,741	$16,883	$3,858

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Turkey Government	1.00%	Quarterly	Morgan Stanley & Co. International PLC	6/20/2023	BB-	USD	65	$(5,578)	$(5,469)	$(109)
Turkey Government	1.00	Quarterly	Goldman Sachs International	6/20/2023	BB-	USD	80	(6,865)	(6,730)	(135)

								$(12,443)	$(12,199)	$(244)

(a)	Using Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.

Balances Reported in the Statements of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$16,883	$(12,199)	$3,866	$(252)

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$20,749	$—	$—	$—	$—	$20,749

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$6,777	$—	$6,777
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	146	—	—	146
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	12,451	—	—	—	—	12,451

	$—	$12,451	$—	$146	$6,777	$—	$19,374

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$116,721	$—	$116,721
Forward foreign currency exchange contracts	—	—	—	(441)	—	—	(441)
Swaps	—	(2,919)	—	—		—	(2,919)

	$—	$(2,919)	$—	$(441)	$116,721	$—	$113,361

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(14,019)	$—	$(14,019)
Forward foreign currency exchange contracts	—	—	—	(146)	—	—	(146)
Swaps	—	6,699	—	—	—	—	6,699

	$—	$6,699	$—	$(146)	$(14,019)	$—	$(7,466)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$379,652
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$11,618
Average amounts sold — in USD	$—	(a)
Credit Default Swaps:
Average notional amount-buy protection	$395,000
Average notional amount-sell protection	$72,500

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Bond Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$—	$481
Forward foreign currency exchange contracts	—	146
Swaps — OTC(a)	20,749	12,451

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$20,749	$13,078
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(481)

Total derivative assets and liabilities subject to an MNA	$20,749	$12,597

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Morgan Stanley & Co. International PLC	$20,749	$(5,586)	$—	$—	$15,163

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)(c)
Bank of America N.A.	$146	$—	$—	$—	$146
Goldman Sachs International	6,865	—	—	—	6,865
Morgan Stanley & Co. International PLC	5,586	(5,586)	—	—	—

Total	$12,597	$(5,586)	$—	$—	$7,011

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds	$—	$5,024,930		$—	$5,024,930
Foreign Agency Obligations	—	17,362,692		—	17,362,692
Short-Term Securities:
Money Market Funds	295,973	—		—	295,973
U.S. Treasury Obligations	—	119,144		—	119,144

	$295,973	$22,506,766		$—	$22,802,739

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$3,866	$		$3,866
Liabilities:
Interest rate contracts	(6,777)	—		—	(6,777)
Forward foreign currency contracts	—	(146)		—	(146)
Credit contracts		(252)			(252)

	$(6,777)	$3,468		$—	$(3,309)

(a)	Derivative financial instruments are futures contracts, forward foreign currency exchange contracts and swaps which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) June 30, 2018	BlackRock Emerging Markets Local Currency Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Corporate Bonds — 7.3%

Brazil — 1.7%
Centrais Eletricas Brasileiras SA, 6.88%, 07/30/19	USD	350	$357,878

Cayman Islands — 1.1%
KSA Sukuk Ltd., 2.89%, 04/20/22		250	242,875

Mexico — 0.5%
Petroleos Mexicanos, 7.19%, 09/12/24	MXN	2,453	108,092

South Africa — 2.4%
Eskom Holdings SOC, Ltd.:
5.75%, 01/26/21	USD	250	241,238
0.00%, 08/18/27(a)	ZAR	5,000	109,581
Transnet SOC Ltd., 9.50%, 05/13/21		2,500	179,114

			529,933
Sweden — 1.6%
Powszechna Kasa Oszczednosci Bank Polski SA Via PKO Finance AB, 4.63%, 09/26/22	USD	350	356,355

Total Corporate Bonds — 7.3% (Cost — $1,681,925)			1,595,133

Foreign Agency Obligations — 83.9%
Argentina Bonar Bonds(Argentina Deposit Rates Badlar Pvt Banks + 2.00%), 24.70%, 04/03/22(b)	ARS	287	8,258
Argentina Treasury Bond, 2.50%, 07/22/21		422	19,651
Argentine Bonos del Tesoro:
18.20%, 10/03/21		1,850	55,089
16.00%, 10/17/23		830	25,310
15.50%, 10/17/26		2,536	78,827
Bonos de la Tesoreria de la Republica en pesos:
4.50%, 03/01/21	CLP	325,000	507,791
4.50%, 03/01/26		160,000	244,041
5.00%, 03/01/35		100,000	152,740
6.00%, 01/01/43		70,000	122,453
Brazil Notas do Tesouro Nacional:
10.00%, 01/01/21	BRL	1,192	295,258
10.00%, 01/01/23		800	190,197
10.00%, 01/01/25		846	193,262
10.00%, 01/01/27		438	96,705
10.00%, 01/01/29		128	27,715
Colombian TES:
Series B, 7.50%, 08/26/26	COP	457,100	165,192
Series B, 6.00%, 04/28/28		1,000,000	327,218
Series B, 7.75%, 09/18/30		209,100	76,495
Series B, 7.00%, 06/30/32		609,800	206,476
Series FSeries B, 10.00%, 07/24/24		1,450,000	588,753
Czech Republic Government Bond:
1.50%, 10/29/19	CZK	13,540	613,436
2.40%, 09/17/25		490	22,759
1.00%, 06/26/26		1,070	44,400
2.50%, 08/25/28		1,100	50,830
2.75%, 07/23/29		1,240	57,840
0.95%, 05/15/30		6,570	250,754
European Investment Bank, 2.25%, 05/25/21	PLN	500	134,543
Hungary Government Bond:
2.00%, 10/30/19	HUF	165,870	598,223
3.00%, 06/26/24		23,310	83,429
5.50%, 06/24/25		30,180	123,784
2.75%, 12/22/26		12,540	42,187
3.00%, 10/27/27		24,850	83,924
Indonesia Treasury Bond:
7.88%, 04/15/19	IDR	1,900,000	132,920
8.25%, 07/15/21		2,900,000	205,712

Security	Par (000)		Value
Foreign Agency Obligations (continued)
7.00%, 05/15/22	IDR	2,747,000	$187,766
8.38%, 03/15/24		3,822,000	272,448
11.00%, 09/15/25		1,134,000	91,401
8.38%, 09/15/26		6,577,000	466,999
7.00%, 05/15/27		1,445,000	94,636
9.00%, 03/15/29		1,700,000	126,165
8.75%, 05/15/31		2,200,000	160,048
9.50%, 07/15/31		1,600,000	122,350
8.25%, 06/15/32		1,996,000	138,635
7.50%, 08/15/32		1,600,000	104,675
6.63%, 05/15/33		387,000	23,428
8.38%, 03/15/34		936,000	65,154
8.25%, 05/15/36		1,215,000	83,727
Kenya Infrastructure Bond, 12.50%, 05/12/25	KES	5,000	51,325
Malaysia Government Bond:
3.42%, 08/15/22	MYR	1,000	243,502
3.80%, 08/17/23		950	232,954
3.96%, 09/15/25		550	133,554
4.39%, 04/15/26		300	74,662
3.90%, 11/30/26		293	70,235
4.50%, 04/15/30		200	48,972
4.23%, 06/30/31		350	83,034
4.76%, 04/07/37		39	9,555
Mexican Bonos:
5.00%, 12/11/19	MXN	4,640	224,614
8.00%, 06/11/20		6,633	335,729
6.50%, 06/10/21		16,567	807,569
6.50%, 06/09/22		712	34,389
8.00%, 12/07/23		2,152	109,910
10.00%, 12/05/24		5,224	295,412
5.75%, 03/05/26		4,392	197,440
7.50%, 06/03/27		3,913	195,817
8.50%, 05/31/29		391	20,998
7.75%, 05/29/31		3,025	153,807
10.00%, 11/20/36		1,652	102,508
8.50%, 11/18/38		359	19,620
7.75%, 11/13/42		2,869	145,541
8.00%, 11/07/47		821	42,797
Nigeria Government International Bond:
14.50%, 07/15/21	NGN	44,880	127,775
12.50%, 01/22/26		13,000	33,548
16.29%, 03/17/27		9,264	28,784
Peruvian Government International Bond:
5.70%, 08/12/24	PEN	300	94,778
7.35%, 07/21/25	USD	200	244,000
8.20%, 08/12/26	PEN	223	80,884
6.35%, 08/12/28		789	255,063
6.95%, 08/12/31		685	228,371
Republic of Poland Government Bond:
3.25%, 07/25/19	PLN	554	150,727
2.25%, 04/25/22		682	182,224
2.50%, 01/25/23		416	111,540
3.25%, 07/25/25		492	133,612
2.50%, 07/25/26		735	187,613
2.50%, 07/25/27		740	186,969
2.75%, 04/25/28		339	87,111
Republic of South Africa Government Bond:
7.00%, 02/28/31	ZAR	1,287	77,807
8.25%, 03/31/32		2,750	182,527
8.88%, 02/28/35		1,500	103,388
8.50%, 01/31/37		2,183	144,211
9.00%, 01/31/40		750	51,372
8.75%, 01/31/44		3,709	247,075
8.75%, 02/28/48		1,357	90,010

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Local Currency Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Foreign Agency Obligations (continued)
Romania Government Bond:
3.40%, 03/08/22	RON	385	$92,117
3.25%, 04/29/24		300	68,539
5.80%, 07/26/27		320	83,293
Romanian Government International Bond, 6.75%, 02/07/22	USD	350	381,339
Russian Federal Bond — OFZ:
7.50%, 08/18/21	RUB	33,087	532,664
7.40%, 12/07/22		2,801	44,706
7.00%, 08/16/23		26,622	418,843
7.75%, 09/16/26		15,684	252,770
8.15%, 02/03/27		3,028	50,072
7.05%, 01/19/28		2,220	34,148
8.50%, 09/17/31		10,010	170,391
7.70%, 03/23/33		12,940	206,873
Turkey Government Bond:
10.50%, 01/15/20	TRY	675	132,536
10.70%, 02/17/21		1,200	222,820
9.20%, 09/22/21		760	132,563
11.00%, 03/02/22		425	77,481
8.50%, 09/14/22		300	49,305
12.20%, 01/18/23		199	37,232
7.10%, 03/08/23		1,150	174,358
10.40%, 03/20/24		425	72,162
10.60%, 02/11/26		925	153,031
11.00%, 02/24/27		882	146,301
10.50%, 08/11/27		640	103,094
Turkey Government International Bond, 4.88%, 04/16/43	USD	200	148,742
Uruguay Government International Bond, 9.88%, 06/20/22	UYU	1,334	42,115

Total Foreign Agency Obligations — 83.9% (Cost — $20,308,450)			18,254,432

Security	Par (000)		Value
U.S. Treasury Obligations — 0.1%
U.S. Treasury Notes, 1.63%, 04/30/19	USD	26	$25,751

Total U.S. Treasury Obligations — 0.1% (Cost — $25,824)			25,751

Total Long-Term Investments — 91.3% (Cost — $22,016,199)			19,875,316

		Shares
Short-Term Securities — 8.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(c)(d)		1,901,711	1,901,711

Total Short-Term Securities — 8.7% (Cost — $1,901,711)			1,901,711

Total Investments — 100.0% (Cost — $23,917,910)			21,777,027
Liabilities in Excess of Other Assets — (0.0)%			(2,691)

Net Assets — 100.0%			$21,774,336

(a)	Zero-coupon bond.
(b)	Floating rate security. Rate shown is the rate in effect as of period end.
(c)	Annualized 7-day yield as of period end.

(d)

During the period ended June 30, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 12/31/17	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,598,184	303,527	1,901,711	$1,901,711	$8,478	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	5	09/19/18	$601	$(3,172)

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Local Currency Bond Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CZK	1,020,000	USD	45,778	Goldman Sachs International	07/25/18	$149
HUF	1,930,000	USD	6,848	Goldman Sachs International	07/25/18	5
IDR	542,023,723	USD	37,682	Bank of America N.A.	07/25/18	152
IDR	333,125,670	USD	23,142	Morgan Stanley & Co. International PLC	07/25/18	111
IDR	2,746,157,622	USD	190,666	Morgan Stanley & Co. International PLC	07/25/18	1,020
MXN	202,300	USD	9,753	Barclays Bank PLC	07/25/18	398
MXN	816,700	USD	38,803	Deutsche Bank AG	07/25/18	2,178
MXN	870,000	USD	42,349	Goldman Sachs International	07/25/18	1,306
MXN	5,358,790	USD	260,468	Goldman Sachs International	07/25/18	8,428
MXN	2,220,000	USD	106,756	HSBC Bank PLC	07/25/18	4,640
MXN	5,360,000	USD	261,144	HSBC Bank PLC	07/25/18	7,813
MXN	149,860	USD	7,370	Morgan Stanley & Co. International PLC	07/25/18	150
RON	110,000	USD	27,405	Royal Bank of Scotland PLC	07/25/18	111
RUB	1,796,530	USD	28,237	Goldman Sachs International	07/25/18	302
TRY	265,800	USD	56,711	Barclays Bank PLC	07/25/18	592
TRY	220,000	USD	46,278	Citibank N.A.	07/25/18	1,152
TRY	197,960	USD	41,169	Societe Generale	07/25/18	1,509
USD	23,648	BRL	87,460	BNP Paribas S.A.	07/25/18	1,141
USD	43,805	BRL	164,920	Bank of America N.A.	07/25/18	1,364
USD	70,320	BRL	259,980	Goldman Sachs International	07/25/18	3,416
USD	14,439	BRL	54,240	Morgan Stanley & Co. International PLC	07/25/18	481
USD	44,829	BRL	167,010	Morgan Stanley & Co. International PLC	07/25/18	1,850
USD	16,633	BRL	63,180	NatWest Markets PLC	07/25/18	374
USD	19,774	CLP	12,615,950	BNP Paribas S.A.	07/25/18	465
USD	570,472	CLP	360,908,890	Credit Suisse International	07/25/18	18,076
USD	109,891	CNY	727,810	Morgan Stanley & Co. International PLC	07/25/18	193
USD	83,772	CZK	1,830,000	BNP Paribas S.A.	07/25/18	1,374
USD	28,023	CZK	612,810	Deutsche Bank AG	07/25/18	430
USD	353,352	CZK	7,672,500	HSBC Bank PLC	07/25/18	7,886
USD	49,005	CZK	1,085,080	Societe Generale	07/25/18	148
USD	55,351	GBP	41,830	Barclays Bank PLC	07/25/18	91
USD	55,332	GBP	41,810	Morgan Stanley & Co. International PLC	07/25/18	99
USD	72,798	HUF	20,310,000	Goldman Sachs International	07/25/18	678
USD	920,358	HUF	250,414,580	NatWest Markets PLC	07/25/18	31,147
USD	49,894	HUF	13,912,650	Societe Generale	07/25/18	491
USD	22,097	IDR	314,771,860	Goldman Sachs International	07/25/18	126
USD	40,257	IDR	570,125,860	Goldman Sachs International	07/25/18	462
USD	20,623	IDR	292,325,230	Morgan Stanley & Co. International PLC	07/25/18	218
USD	26,741	INR	1,829,800	Goldman Sachs International	07/25/18	92
USD	30,778	INR	2,096,310	Goldman Sachs International	07/25/18	248
USD	54,944	JPY	6,064,810	Goldman Sachs International	07/25/18	86
USD	55,796	JPY	6,104,760	NatWest Markets PLC	07/25/18	576
USD	88,921	MXN	1,770,000	HSBC Bank PLC	07/25/18	105
USD	21,731	MXN	432,610	UBS AG	07/25/18	23
USD	101,739	MXN	1,998,960	UBS AG	07/25/18	1,434
USD	45,090	PEN	147,750	Deutsche Bank AG	07/25/18	138
USD	34,427	PEN	112,560	UBS AG	07/25/18	182
USD	63,625	PHP	3,360,330	BNP Paribas S.A.	07/25/18	754
USD	65,754	PHP	3,458,420	Goldman Sachs International	07/25/18	1,049
USD	24,424	PHP	1,302,750	Morgan Stanley & Co. International PLC	07/25/18	50
USD	55,484	PLN	205,990	Deutsche Bank AG	07/25/18	474
USD	31,216	PLN	115,300	Goldman Sachs International	07/25/18	424
USD	51,922	PLN	193,670	Goldman Sachs International	07/25/18	201
USD	20,025	PLN	72,550	Societe Generale	07/25/18	651
USD	33,626	PLN	125,050	Societe Generale	07/25/18	231
USD	36,313	PLN	134,740	Societe Generale	07/25/18	330
USD	119,989	PLN	435,290	Societe Generale	07/25/18	3,743
USD	285,741	RON	1,129,960	Goldman Sachs International	07/25/18	3,087
USD	55,421	SGD	75,430	Morgan Stanley & Co. International PLC	07/25/18	37
USD	14,489	TRY	66,630	Deutsche Bank AG	07/25/18	125
USD	56,153	TRY	258,120	Goldman Sachs International	07/25/18	505
USD	20,424	ZAR	280,690	Citibank N.A.	07/25/18	18

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Local Currency Bond Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	110,317	ZAR	1,455,870	Citibank N.A.	07/25/18	$4,480
USD	38,610	ZAR	511,840	Morgan Stanley & Co. International PLC	07/25/18	1,401
USD	13,401	ZAR	179,510	Societe Generale	07/25/18	351
USD	64,634	ZAR	860,180	Standard Chartered Bank	07/25/18	2,102
USD	3,021	ZAR	40,000	Toronto-Dominion Bank	07/25/18	113
USD	56,413	ZAR	747,120	Toronto-Dominion Bank	07/25/18	2,100
USD	119,302	ZAR	1,632,650	Toronto-Dominion Bank	07/25/18	614
ZAR	250,210	USD	18,082	Barclays Bank PLC	07/25/18	107
COP	47,820,380	USD	16,199	Goldman Sachs International	08/29/18	76
IDR	2,745,335,256	USD	189,490	Morgan Stanley & Co. International PLC	08/29/18	847
USD	114,719	COP	328,784,880	Credit Suisse International	08/29/18	2,819
USD	70,964	MYR	282,970	Morgan Stanley & Co. International PLC	08/29/18	971
USD	243,509	MYR	970,870	Morgan Stanley & Co. International PLC	08/29/18	3,364
USD	26,289	PHP	1,387,920	Morgan Stanley & Co. International PLC	08/29/18	399
USD	15,024	PHP	781,900	UBS AG	08/29/18	438
IDR	1,000,000,000	USD	68,092	Deutsche Bank AG	09/27/18	895
IDR	2,745,335,256	USD	188,696	Morgan Stanley & Co. International PLC	09/27/18	698
IDR	322,273,890	USD	22,163	UBS AG	09/27/18	70
USD	33,259	IDR	479,064,740	Goldman Sachs International	09/27/18	210
USD	75,047	MYR	299,550	Morgan Stanley & Co. International PLC	09/27/18	1,030
USD	97,160	MYR	388,350	Morgan Stanley & Co. International PLC	09/27/18	1,202
USD	101,217	MYR	404,360	Morgan Stanley & Co. International PLC	09/27/18	1,302
USD	28,474	PHP	1,529,050	Morgan Stanley & Co. International PLC	09/27/18	22
USD	163,667	MYR	655,750	Goldman Sachs International	10/25/18	1,817
USD	162,475	MYR	655,750	UBS AG	10/25/18	625

						143,142

ARS	57,930	USD	2,571	BNP Paribas S.A.	07/25/18	(615)
ARS	1,191,210	USD	56,017	BNP Paribas S.A.	07/25/18	(15,802)
ARS	5,625,890	USD	264,648	BNP Paribas S.A.	07/25/18	(74,716)
ARS	531,080	USD	24,140	Bank of America N.A.	07/25/18	(6,211)
BRL	130,000	USD	33,580	Bank of America N.A.	07/25/18	(126)
BRL	5,834,850	USD	1,574,306	Morgan Stanley & Co. International PLC	07/25/18	(72,752)
CLP	138,432,000	USD	220,433	Goldman Sachs International	07/25/18	(8,553)
CLP	57,796,410	USD	89,586	Morgan Stanley & Co. International PLC	07/25/18	(1,125)
CLP	68,697,650	USD	108,914	NatWest Markets PLC	07/25/18	(3,768)
COP	1,262,325,095	USD	441,388	UBS AG	07/25/18	(11,105)
CZK	530,000	USD	24,428	HSBC Bank PLC	07/25/18	(563)
HUF	5,319,050	USD	19,046	Goldman Sachs International	07/25/18	(159)
HUF	12,390,000	USD	45,760	Goldman Sachs International	07/25/18	(1,764)
HUF	17,700,000	USD	63,613	Goldman Sachs International	07/25/18	(762)
HUF	5,710,000	USD	20,514	HSBC Bank PLC	07/25/18	(238)
HUF	6,180,000	USD	22,183	Societe Generale	07/25/18	(238)
IDR	2,746,160,000	USD	192,296	BNP Paribas S.A.	07/25/18	(610)
INR	7,686,450	USD	113,907	Goldman Sachs International	07/25/18	(1,964)
INR	7,964,060	USD	117,990	Goldman Sachs International	07/25/18	(2,003)
INR	2,795,740	USD	40,879	Morgan Stanley & Co. International PLC	07/25/18	(163)
INR	7,213,200	USD	106,704	Morgan Stanley & Co. International PLC	07/25/18	(1,653)
INR	8,055,740	USD	117,328	Morgan Stanley & Co. International PLC	07/25/18	(6)
INR	46,118,680	USD	680,116	Morgan Stanley & Co. International PLC	07/25/18	(8,456)
PEN	322,020	USD	98,498	Goldman Sachs International	07/25/18	(526)
PHP	10,350,000	USD	197,068	Deutsche Bank AG	07/25/18	(3,424)
PHP	10,346,547	USD	196,980	Goldman Sachs International	07/25/18	(3,401)
PLN	66,950	USD	18,304	Goldman Sachs International	07/25/18	(425)
PLN	940,000	USD	259,864	Royal Bank of Canada	07/25/18	(8,834)
PLN	180,000	USD	49,637	NatWest Markets PLC	07/25/18	(1,567)
PLN	3,621,920	USD	1,001,956	NatWest Markets PLC	07/25/18	(34,708)
PLN	203,720	USD	55,650	Societe Generale	07/25/18	(1,246)
PLN	2,680,000	USD	741,528	Societe Generale	07/25/18	(25,824)
RUB	37,904,610	USD	603,394	Morgan Stanley & Co. International PLC	07/25/18	(1,257)
TRY	2,615,000	USD	568,675	Barclays Bank PLC	07/25/18	(4,909)
TRY	1,306,540	USD	284,637	Societe Generale	07/25/18	(2,961)
TRY	2,615,000	USD	569,438	Standard Chartered Bank	07/25/18	(5,672)
USD	49,474	AUD	67,283	Morgan Stanley & Co. International PLC	07/25/18	(322)

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Local Currency Bond Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,454	AUD	7,417	Societe Generale	07/25/18	$(35)
USD	55,090	CHF	54,800	Societe Generale	07/25/18	(349)
USD	56,292	CZK	1,255,590	Deutsche Bank AG	07/25/18	(243)
USD	5,041	CZK	112,430	Societe Generale	07/25/18	(22)
USD	55,837	KRW	62,304,850	Goldman Sachs International	07/25/18	(134)
USD	55,058	KRW	61,416,680	Morgan Stanley & Co. International PLC	07/25/18	(115)
USD	10,251	MXN	206,461	Barclays Bank PLC	07/25/18	(109)
USD	26,675	MXN	539,760	Barclays Bank PLC	07/25/18	(410)
USD	55,465	MXN	1,118,730	Barclays Bank PLC	07/25/18	(671)
USD	110,039	MXN	2,220,000	Barclays Bank PLC	07/25/18	(1,358)
USD	26,665	MXN	538,960	Citibank N.A.	07/25/18	(379)
USD	7,353	MXN	150,170	Deutsche Bank AG	07/25/18	(182)
USD	16,439	MXN	327,620	Deutsche Bank AG	07/25/18	(1)
USD	22,004	MXN	451,090	Deutsche Bank AG	07/25/18	(631)
USD	27,728	MXN	558,379	Goldman Sachs International	07/25/18	(291)
USD	112,311	MXN	2,343,210	Goldman Sachs International	07/25/18	(5,267)
USD	108,501	MXN	2,220,000	HSBC Bank PLC	07/25/18	(2,896)
USD	2,925	MXN	60,272	NatWest Markets PLC	07/25/18	(99)
USD	21,147	MXN	435,878	State Street Bank and Trust Co.	07/25/18	(724)
USD	19,225	MXN	392,680	UBS AG	07/25/18	(480)
USD	21,907	MXN	449,270	UBS AG	07/25/18	(637)
USD	27,855	PEN	91,560	Goldman Sachs International	07/25/18	(1)
USD	17,744	PHP	953,200	Goldman Sachs International	07/25/18	(90)
USD	18,972	PHP	1,017,730	Goldman Sachs International	07/25/18	(69)
USD	32,475	PHP	1,739,690	Goldman Sachs International	07/25/18	(74)
USD	33,116	PHP	1,774,730	Goldman Sachs International	07/25/18	(89)
USD	37,814	PLN	141,690	Societe Generale	07/25/18	(25)
USD	18,486	RUB	1,167,370	Goldman Sachs International	07/25/18	(59)
USD	24,658	RUB	1,561,630	Goldman Sachs International	07/25/18	(150)
USD	31,277	RUB	2,005,080	Goldman Sachs International	07/25/18	(575)
USD	26,928	RUB	1,702,910	Morgan Stanley & Co. International PLC	07/25/18	(124)
USD	60,770	RUB	3,847,950	UBS AG	07/25/18	(357)
USD	55,390	SGD	75,480	Barclays Bank PLC	07/25/18	(31)
USD	15,562	TRY	75,000	Citibank N.A.	07/25/18	(607)
USD	15,575	TRY	75,000	Deutsche Bank AG	07/25/18	(594)
USD	15,420	TRY	74,311	Goldman Sachs International	07/25/18	(600)
USD	15,619	TRY	75,000	HSBC Bank PLC	07/25/18	(551)
USD	32,030	TRY	148,630	HSBC Bank PLC	07/25/18	(13)
USD	110,679	TWD	3,370,180	Goldman Sachs International	07/25/18	(117)
USD	38,800	ZAR	533,970	Societe Generale	07/25/18	(18)
ZAR	180,530	USD	13,397	HSBC Bank PLC	07/25/18	(273)
ZAR	1,222,610	USD	89,824	Morgan Stanley & Co. International PLC	07/25/18	(945)
ZAR	100,000	USD	7,394	NatWest Markets PLC	07/25/18	(124)
ZAR	14,628,510	USD	1,109,498	NatWest Markets PLC	07/25/18	(46,054)
ARS	1,185,862	USD	43,470	BNP Paribas S.A.	08/29/18	(4,742)
ARS	2,572,420	USD	92,036	BNP Paribas S.A.	08/29/18	(8,025)
ARS	1,302,400	USD	47,637	Morgan Stanley & Co. International PLC	08/29/18	(5,103)
ARS	2,377,000	USD	95,385	Morgan Stanley & Co. International PLC	08/29/18	(17,756)
COP	631,160,095	USD	217,901	Goldman Sachs International	08/29/18	(3,089)
COP	631,165,000	USD	219,834	Morgan Stanley & Co. International PLC	08/29/18	(5,021)
IDR	2,745,335,000	USD	191,048	BNP Paribas S.A.	08/29/18	(711)
PHP	3,168,420	USD	59,999	Goldman Sachs International	08/29/18	(895)
PHP	9,907,202	USD	186,731	Goldman Sachs International	08/29/18	(1,922)
PHP	9,905,000	USD	187,630	UBS AG	08/29/18	(2,862)
USD	61,183	PHP	3,288,460	Goldman Sachs International	08/29/18	(160)
ARS	1,150,984	USD	40,400	BNP Paribas S.A.	09/27/18	(3,877)
IDR	2,745,335,000	USD	190,168	BNP Paribas S.A.	09/27/18	(774)
IDR	69,455,730	USD	4,925	Goldman Sachs International	09/27/18	(133)
IDR	350,119,770	USD	24,181	Goldman Sachs International	09/27/18	(27)
IDR	492,531,885	USD	34,102	Goldman Sachs International	09/27/18	(123)
IDR	968,883,810	USD	66,912	Goldman Sachs International	09/27/18	(71)
IDR	1,991,464,067	USD	141,943	Goldman Sachs International	09/27/18	(4,557)
IDR	332,435,080	USD	23,054	Morgan Stanley & Co. International PLC	09/27/18	(120)
IDR	767,363,820	USD	53,926	Morgan Stanley & Co. International PLC	09/27/18	(987)

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Local Currency Bond Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PHP	9,907,201	USD	186,292	Goldman Sachs International	09/27/18	$(1,945)
PHP	9,905,000	USD	187,169	UBS AG	09/27/18	(2,863)
USD	53,855	PHP	2,902,780	Goldman Sachs International	09/27/18	(158)
USD	56,020	PHP	3,013,490	Goldman Sachs International	09/27/18	(53)
USD	57,621	PHP	3,109,780	Goldman Sachs International	09/27/18	(244)
USD	17,840	PHP	959,440	Morgan Stanley & Co. International PLC	09/27/18	(13)
ARS	440,310	USD	13,717	BNP Paribas S.A.	10/25/18	(66)
ARS	702,290	USD	22,473	BNP Paribas S.A.	10/25/18	(700)
ARS	1,027,150	USD	33,349	Bank of America N.A.	10/25/18	(1,504)
ARS	1,150,984	USD	39,868	Deutsche Bank AG	10/25/18	(4,184)
ARS	455,000	USD	15,529	Morgan Stanley & Co. International PLC	10/25/18	(1,423)

						(449,109)

						$(305,967)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month JIBAR, 6.96%	Quarterly	7.12%	Quarterly	N/A	07/27/22	ZAR	3,223	$(4,237)	$—	$(4,237)
3-Month JIBAR, 6.96	Quarterly	7.76	Quarterly	N/A	07/27/27	ZAR	4,102	(8,578)	—	(8,578)
3-Month JIBAR, 6.96	Quarterly	7.62	Quarterly	N/A	04/18/28	ZAR	1,700	(5,288)	—	(5,288)

								$(18,103)	$—	$(18,103)

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Day BZDIOVER, 6.39%	At Termination	8.86%	At Termination	BNP Paribas S.A.	N/A	01/04/21	BRL	497	$852	$—	$852
1-Day BZDIOVER, 6.39	At Termination	8.92	At Termination	Deutsche Bank AG	N/A	01/02/23	BRL	193	(3,090)	—	(3,090)
1-Day BZDIOVER, 6.39	At Termination	9.19	At Termination	Credit Suisse International	N/A	01/04/21	BRL	3,335	14,933	—	14,933
1-Day BZDIOVER, 6.39	At Termination	9.25	At Termination	Goldman Sachs International	N/A	01/02/23	BRL	398	(4,028)	—	(4,028)
1-Day BZDIOVER, 6.39	At Termination	9.30	At Termination	Goldman Sachs International	N/A	01/02/23	BRL	369	(3,535)	—	(3,535)
1-Day BZDIOVER, 6.39	At Termination	9.31	At Termination	Bank of America N.A.	N/A	01/04/21	BRL	699	3,861	—	3,861
1-Day BZDIOVER, 6.39	At Termination	9.56	At Termination	BNP Paribas S.A.	N/A	01/02/23	BRL	200	(1,213)	—	(1,213)
1-Day BZDIOVER, 6.39	At Termination	9.57	At Termination	BNP Paribas S.A.	N/A	01/02/23	BRL	176	(1,291)	—	(1,291)
1-Day BZDIOVER, 6.39	At Termination	9.58	At Termination	Goldman Sachs International	N/A	01/02/25	BRL	220	(4,521)	—	(4,521)
1-Day BZDIOVER, 6.39	At Termination	9.94	At Termination	Morgan Stanley & Co. International PLC	N/A	01/02/25	BRL	338	(4,996)	—	(4,996)

									$(3,028)	$—	$(3,028)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$—	$—	$(18,103)
OTC Derivatives	—	—	19,646	(22,674)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Local Currency Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$143,142	$—	$—	$143,142
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	19,646	—	19,646

	$—	$—	$—	$143,142	$19,646	$—	$162,788

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$3,172	$—	$3,172
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	449,109	—	—	449,109
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	18,103	—	18,103
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	22,674	$—	22,674

	$—	$—	$—	$449,109	$43,949	$—	$493,058

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended June 30, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$87,313	$—	$87,313
Forward foreign currency exchange contracts	—	—	—	(420,929)	—	—	(420,929)
Options purchased(a)	—	—	—	(35,506)	—	—	(35,506)
Swaps	—	—	—	—	(16,482)	—	(16,482)

	$—	$—	$—	$(456,435)	$70,831	$—	$(385,604)

(a) Options purchased are included in net realized gain (loss) on investments.
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(21,291)	$—	$(21,291)
Forward foreign currency exchange contracts	—	—	—	(355,828)	—	—	(355,828)
Options purchased(a)	—	—	—	(6,345)	—	—	(6,345)
Swaps	—	—	—	—	(22,366)	—	(22,366)

	$—	$—	$—	$(362,173)	$(43,657)	$—	$(405,830)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$896,152
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$7,070,205
Average amounts sold — in USD	$13,956,511
Options:
Average value of option contracts purchased	$8,693
Interest rate swaps:
Average notional amount-receives fixed rate	$2,826,150

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Local Currency Bond Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Forward foreign currency exchange contracts	$143,142	$449,109
Swaps — Centrally cleared	2,007	—
Swaps — OTC(a)	19,646	22,674

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$164,795	$471,783
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,007)	—

Total derivative assets and liabilities subject to an MNA	$162,788	$471,783

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)(c)
Bank of America N.A.	$5,377	$(5,377)	$—	$—	$—
Barclays Bank PLC	1,188	(1,188)	—	—	—
BNP Paribas S.A.	4,586	(4,586)	—	—	—
Citibank N.A.	5,650	(986)	—	—	4,664
Credit Suisse International	35,828	—	—	—	35,828
Deutsche Bank AG	4,240	(4,240)	—	—	—
Goldman Sachs International	22,667	(22,667)	—	—	—
HSBC Bank PLC	20,444	(4,534)	—	—	15,910
Morgan Stanley & Co. International PLC	15,445	(15,445)	—	—	—
NatWest Markets PLC	32,097	(32,097)	—	—	—
Royal Bank of Scotland PLC	111	—	—	—	111
Societe Generale	7,454	(7,454)	—	—	—
Standard Chartered Bank	2,102	(2,102)	—	—	—
Toronto-Dominion Bank	2,827	—	—	—	2,827
UBS AG	2,772	(2,772)	—	—	—

	$162,788	$(103,448)	$—	$—	$59,340

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)(c)
Bank of America N.A.	$7,841	$(5,377)	$—	$—	$2,464
Barclays Bank PLC	7,488	(1,188)	—	—	6,300
BNP Paribas S.A.	113,142	(4,586)	—	—	108,556
Citibank N.A.	986	(986)	—	—	—
Deutsche Bank AG	12,349	(4,240)	—	—	8,109
Goldman Sachs International	52,534	(22,667)	—	—	29,867
HSBC Bank PLC	4,534	(4,534)	—	—	—
Morgan Stanley & Co. International PLC	122,337	(15,445)	—	—	106,892
NatWest Markets PLC	86,320	(32,097)	—	—	54,223
Royal Bank of Canada	8,834	—	—	—	8,834
Societe Generale	30,718	(7,454)	—	—	23,264
Standard Chartered Bank	5,672	(2,102)	—	—	3,570
State Street Bank and Trust Co.	724	—	—	—	724
UBS AG	18,304	(2,772)	—	—	15,532

	$471,783	$(103,448)	$—	$—	$368,335

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Emerging Markets Local Currency Bond Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds	$—	$1,595,133	$—	$1,595,133
Foreign Agency Obligations	—	18,254,432	—	18,254,432
U.S. Treasury Obligations	—	25,751	—	25,751
Short-Term Securities:
Money Market Funds	1,901,711	—	—	1,901,711

	$1,901,711	$19,875,316	$—	$21,777,027

Derivative Financial Instruments(a)
Assets:
Forward foreign currency contracts	$—	$143,142	$—	$143,142
Interest rate contracts	—	19,646	—	19,646
Liabilities:
Forward foreign currency contracts	—	(449,109)	—	(449,109)
Interest rate contracts	(3,172)	(40,777)	—	(43,949)

	$(3,172)	$(327,098)	$—	$(330,270)

(a)	Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended June 30, 2018, there were no transfers between levels.

See notes to financial statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

June 30, 2018

	BlackRock Emerging Markets Bond Fund	BlackRock Emerging Markets Local Currency Bond Fund

ASSETS
Investments at value — unaffiliated(a)	$22,506,766	$19,875,316
Investments at value — affiliated(b)	295,973	1,901,711
Cash pledged:
Futures contracts	12,000	6,000
Centrally cleared swaps	—	26,000
Due from broker	—	11,337
Foreign currency at value(c)	9,593	64,149
Receivables:
Interest — unaffiliated	369,511	445,485
Investment adviser	42,269	45,312
Reimbursed by the Manager	11,599	11,597
Dividends — affiliated	499	2,007
Investments sold	—	182,065
Variation margin on centrally cleared swaps	—	2,007
Swap premiums paid	16,883	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	143,142
OTC derivatives	3,866	19,646
Offering costs	8,707	8,707
Prepaid expenses	28,923	29,247

Total assets	23,306,589	22,773,728

LIABILITIES
Due to broker	11,604	—
Payables:
Offering costs	113,792	113,959
Income dividend distributions	75,965	105,436
Board realignment and consolidation	11,599	11,597
Investments purchased	—	212,605
Trustees’ and Officer’s fees	2,743	275
Variation margin on futures contracts	481	—
Swap premiums received	12,199	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	146	449,109
OTC derivatives	252	22,674
Other accrued expenses	79,210	83,737

Total liabilities	307,991	999,392

NET ASSETS	$22,998,598	$21,774,336

NET ASSETS CONSIST OF
Paid-in capital	$24,974,652	$24,970,287
Undistributed (distributions in excess of) net investment income	(78,331)	17,754
Accumulated net realized loss	(213,255)	(717,632)
Net unrealized appreciation (depreciation)	(1,684,468)	(2,496,073)

NET ASSETS	$22,998,598	$21,774,336

(a) Investments at cost — unaffiliated	$24,188,270	$22,016,199
(b) Investments at cost — affiliated	$295,973	$1,901,711
(c) Foreign currency at cost	$9,932	$65,389

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2018

	BlackRock Emerging Markets Bond Fund	BlackRock Emerging Markets Local Currency Bond Fund

Institutional
Net assets	$46,184	$43,548

Shares outstanding(d)	5,020	5,000

Net asset value	$9.20	$8.71

Class K
Net assets	$22,952,414	$21,730,788

Shares outstanding(d)	2,495,000	2,495,000

Net asset value	$9.20	$8.71

(d)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended June 30, 2018

	BlackRock Emerging Markets Bond Fund	BlackRock Emerging Markets Local Currency Bond Fund

INVESTMENT INCOME
Interest — unaffiliated	$444,960	$746,837
Dividends — affiliated	5,729	8,478
Foreign taxes withheld	—	(29,242)

Total investment income	450,689	726,073

EXPENSES
Investment advisory	65,612	72,971
Administration	5,070	5,169
Administration — class specific	2,387	2,433
Offering costs	58,376	58,376
Accounting services	33,254	33,254
Professional	29,440	29,440
Board realignment and consolidation	11,599	11,597
Printing	6,852	6,852
Registration	6,640	6,668
Custodian	5,728	21,977
Trustees and Officer	4,290	5,280
Transfer agent — class specific	39	51
Miscellaneous	4,834	4,343

Total expenses	234,121	258,411
Less:
Fees waived and/or reimbursed by the Manager	(156,228)	(166,810)
Fees waived and/or reimbursed by the Administrator	(5,070)	(5,169)
Administration fees waived — class specific	(2,385)	(2,431)
Transfer agent fees reimbursed — class specific	(22)	(35)

Total expenses after fees waived and/or reimbursed	70,416	83,966

Net investment income	380,273	642,107

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(111,776)	(282,601)
Futures contracts	116,721	87,313
Forward foreign currency exchange contracts	(441)	(420,929)
Foreign currency transactions	71	(41,081)
Swaps	(2,919)	(16,482)

	1,656	(673,780)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,737,367)	(1,938,379)
Futures contracts	(14,019)	(21,291)
Forward foreign currency exchange contracts	(146)	(355,828)
Foreign currency translations	340	(25,482)
Swaps	6,699	(22,366)

	(1,744,493)	(2,363,346)

Net realized and unrealized loss	(1,742,837)	(3,037,126)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,362,564)	$(2,395,019)

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Changes in Net Assets

	BlackRock Emerging Markets Bond Fund
	Six Months Ended 06/30/18 (unaudited)	Period from 07/27/17 (a) to 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$380,273	$535,268
Net realized gain (loss)	1,656	(214,824)
Net change in unrealized appreciation (depreciation)	(1,744,493)	60,025

Net increase (decrease) in net assets resulting from operations	(1,362,564)	380,469

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income:
Institutional	(900)	(1,110)
Class K	(457,606)	(559,888)

Decrease in net assets resulting from distributions to shareholders	(458,506)	(560,998)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	195	25,000,000
Reinvestment of common distributions	2	—

Net increase in net assets derived from capital share transactions	197	25,000,000

NET ASSETS
Total decrease in net assets	(1,820,873)	24,819,471
Beginning of period	24,819,471	—

End of period	$22,998,598	$24,819,471

Distributions in excess of net investment income, end of period	$(78,331)	$(98)

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock Emerging Markets Local Currency Bond Fund
	Six Months Ended 06/30/18 (unaudited)	Period from 07/27/17 (a) to 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$642,107	$517,871
Net realized gain (loss)	(673,780)	93,141
Net change in unrealized appreciation (depreciation)	(2,363,346)	(132,727)

Net increase (decrease) in net assets resulting from operations	(2,395,019)	478,285

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income:
Institutional	(1,281)	(1,294)
Class K	(646,105)	(648,830)
From net realized gain:
Institutional	—	(23)
Class K	—	(11,412)

Decrease in net assets resulting from distributions to shareholders	(647,386)	(661,559)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	(241)	25,000,250
Reinvestment of common distributions	—	6

Net increase (decrease) in net assets derived from capital share transactions	(241)	25,000,256

NET ASSETS
Total increase (decrease) in net assets	(3,042,646)	24,816,982
Beginning of period	24,816,982	—

End of period	$21,774,336	$24,816,982

Undistributed net investment income, end of period	$17,754	$23,033

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Bond Fund
	Institutional
	Six Months Ended 06/30/18 (unaudited)		Period from 07/27/17 (a) to 12/31/17
Net asset value, beginning of period	$9.93		$10.00

Net investment income(b)	0.15		0.21
Net realized and unrealized gain (loss)	(0.70)		(0.06)

Net increase (decrease) from investment operations	(0.55)		0.15

Distributions from net investment income:(c)	(0.18)		(0.22)

Net asset value, end of period	$9.20		$9.93

Total Return(d)(e)
Based on net asset value	(5.61)%		1.53%

Ratios to Average Net Assets
Total expenses	1.76	%(f)(g)(i)	1.35	%(f)(h)(j)

Total expenses after fees waived and/or reimbursed	0.67	%(f)(g)	0.65	%(f)(h)

Net investment income	3.11	%(f)(g)	4.93	%(f)(h)

Supplemental Data
Net assets, end of period (000)	$46		$50

Portfolio turnover rate	37%		23%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Excludes 0.02% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Board realignment and consolidation and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.06%.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.03%.

See notes to financial statements.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Bond Fund (continued)
	Class K
	Six Months Ended 06/30/18 (unaudited)		Period from 07/27/17 (a) to 12/31/17
Net asset value, beginning of period	$9.93		$10.00

Net investment income(b)	0.15		0.21
Net realized and unrealized gain (loss)	(0.70)		(0.06)

Net increase (decrease) from investment operations	(0.55)		0.15

Distributions from net investment income:(c)	(0.18)		(0.22)

Net asset value, end of period	$9.20		$9.93

Total Return(d)(e)
Based on net asset value	(5.58)%		1.55%

Ratios to Average Net Assets
Total expenses	1.67	%(f)(g)(i)	1.31	%(f)(h)(j)

Total expenses after fees waived and/or reimbursed	0.59	%(f)(g)	0.59	%(f)(h)

Net investment income	3.19	%(f)(g)	4.98	%(f)(h)

Supplemental Data
Net assets, end of period (000)	$22,952		$24,770

Portfolio turnover rate	37%		23%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(h)	Excludes 0.02% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Board realignment and consolidation and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.96%.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.98%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Local Currency Bond Fund
	Institutional
	Six Months Ended 06/30/18 (unaudited)		Period from 07/27/17 (a) to 12/31/17
Net asset value, beginning of period	$9.93		$10.00

Net investment income(b)	0.22		0.20
Net realized and unrealized gain (loss)	(1.19)		(0.01)

Net increase (decrease) from investment operations	(0.97)		0.19

Distributions(c)
From net investment income	(0.25)		(0.26)
From net realized gain	—		(0.00	)(d)

Total distributions	(0.25)		(0.26)

Net asset value, end of period	$8.71		$9.93

Total Return(e)(f)
Based on net asset value	(9.97)%		1.96%

Ratios to Average Net Assets
Total expenses	1.98	%(g)(h)(i)	1.40	%(g)(h)(j)

Total expenses after fees waived and/or reimbursed	0.77	%(g)(h)	0.74	%(g)(h)

Net investment income	4.61	%(g)(h)	4.80	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$44		$50

Portfolio turnover rate	24%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than ($0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Board realignment and consolidation and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.27%.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.07%.

See notes to financial statements.

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Local Currency Bond Fund (continued)
	Class K
	Six Months Ended 06/30/18 (unaudited)		Period from 07/27/17 (a) to 12/31/17
Net asset value, beginning of period	$9.93		$10.00

Net investment income(b)	0.26		0.21
Net realized and unrealized gain (loss)	(1.22)		(0.02)

Net increase (decrease) from investment operations	(0.96)		0.19

Distributions(c)
From net investment income	(0.26)		(0.26)
From net realized gain	—		(0.00	)(d)

Total distributions	(0.26)		(0.26)

Net asset value, end of period	$8.71		$9.93

Total Return(e)(f)
Based on net asset value	(9.93)%		1.98%

Ratios to Average Net Assets
Total expenses	1.83	%(g)(h)(i)	1.37	%(g)(h)(j)

Total expenses after fees waived and/or reimbursed	0.69	%(g)(h)	0.69	%(g)(h)

Net investment income	5.28	%(g)(h)	4.85	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$21,731		$24,767

Portfolio turnover rate	24%		10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than ($0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Board realignment and consolidation and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.12%.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.04%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. Each Fund is a series of the Trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Emerging Markets Bond Fund	Emerging Markets Bond Fund	Non-diversified
BlackRock Emerging Markets Local Currency Bond Fund	Emerging Markets Local Currency Bond Fund	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	ADMINISTRATION, INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Emerging Markets Bond Fund	Emerging Markets Local Currency Bond Fund
First $1 Billion	0.55%	0.60%
$1 Billion — $2 Billion	0.51	0.55
$2 Billion — $3 Billion	0.48	0.53
Greater than $3 Billion	0.46	0.50

With respect to each Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of each Fund for which BIL acts as sub-adviser, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended June 30, 2018, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Administration Fees	Institutional	Class K	Total
Emerging Markets Bond Fund	$5	$2,382	$2,387
Emerging Markets Local Currency Bond Fund	5	2,428	2,433

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2018, the amounts waived were as follows:

Emerging Markets Bond Fund	$301
Emerging Markets Local Currency Bond Fund	412

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended June 30, 2018, there were no fees waived by the Manager.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

	Emerging Markets Bond Fund	Emerging Markets Local Currency Bond Fund
Institutional	0.68%	0.78%
Class K	0.59	0.69

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended June 30, 2018, the amounts included in fees waived and/or reimbursed by the Manager and the Administrator in the Statements of Operations were as follows:

	Fees waived by the Manager	Fees reimbursed by the Administrator
Emerging Markets Bond Fund	$144,328	$5,070
Emerging Markets Local Currency Bond Fund	154,801	5,169

These amounts are included in fees waived and/or reimbursed by the Manager, administration fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended June 30, 2018, the funds and class specific expense waivers and/or reimbursements were as follows:

Administration fees waived

	Institutional	Class K	Total
Emerging Markets Bond Fund	$3	$2,382	$2,385
Emerging Markets Local Currency Bond Fund	3	2,428	2,431

Transfer agent fees reimbursed

	Institutional	Class K	Total
Emerging Markets Bond Fund	$6	$16	$22
Emerging Markets Local Currency Bond Fund	18	17	35

Each Fund has begun to incur expenses in connection with a potential realignment and consolidation of the boards of trustees of certain BlackRock-advised funds, including the Funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2018, the amounts reimbursed were as follows:

Emerging Markets Bond Fund	$11,599
Emerging Markets Local Currency Bond Fund	11,597

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

On June 30, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring Month DD,
	2019	2020
Emerging Markets Bond Fund
Fund Level	$125,026	$149,398
Institutional	—	9
Class K	2,150	2,396
Emerging Markets Local Currency Bond Fund
Fund Level	$119,870	$159,970
Institutional	—	21
Class K	2,139	2,445

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Funds are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	Emerging Markets Bond Fund	Emerging Markets Local Currency Bond Fund
Purchases	$9,794,094	$5,526,233
Sales	8,364,623	6,042,580

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal inco me tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2017.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2017, Emerging Markets Bond had a capital loss carryforward of $195,823, with no expiration dates, available to offset future realized capital gains.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Bond Fund	Emerging Markets Local Currency Bond Fund
Tax cost	$24,495,192	$23,942,862

Gross unrealized appreciation	$31,168	$267,362
Gross unrealized depreciation	(1,726,930)	(2,763,467)

Net unrealized depreciation	$(1,695,762)	$(2,496,105)

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to its investors, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Trust, on behalf of the Funds along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (unaudited) (continued)

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/18		Period from 07/27/17 (a) to 12/31/17
Emerging Markets Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	20	$195	5,000	$50,000
Shares issued in reinvestment of distributions	—	2	—	—

Net increase	20	$197	5,000	$50,000

Class K
Shares sold	—	$—	2,495,000	$24,950,000

Total Net Increase	20	$197	2,500,000	$25,000,000

Emerging Markets Local Currency Bond Fund
Institutional
Shares sold	—	$—	5,025	$50,250
Shares issued in reinvestment of distributions	—	5	1	6
Shares redeemed	(26)	(246)	—	—

Net increase (decrease)	(26)	$(241)	5,026	$50,256

Class K
Shares sold	—	$—	2,495,000	$24,950,000

Total Net Increase (Decrease)	(26)	$(241)	2,500,026	$25,000,256

(a)	Commencement of operations.

As of June 30, 2018, shares owned by BlackRock Financial Management Inc., an affiliate of the Funds, were as follows:

	Emerging Markets Bond Fund	Emerging Markets Local Currency Bond Fund
Institutional	5,000	5,000
Class K	2,495,000	2,495,000

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Board has approved an Agreement and Plan of Reorganization (the “Plan”) with respect to each Fund, pursuant to which each Fund will reorganize into a newly created series (each, a “New Fund”) of a newly organized Massachusetts business trust. This reorganization with respect to each Fund (each, a “Reorganization”) is expected to close in the third quarter of 2018. Each Reorganization is not subject to approval by shareholders of the applicable Fund.

Each New Fund will have the same investment objective, strategies and policies, investment adviser and, as applicable, sub-adviser, portfolio management team and service providers as the corresponding Fund. Each Fund will be the performance and accounting survivor of its Reorganization, meaning that the corresponding New Fund will assume the performance and financial history of the Fund at the completion of the Reorganization. In addition, each New Fund will be subject to the same contractual arrangements, including the same contractual fees and expenses, as those of the corresponding Fund. Each Reorganization is intended to be tax-free meaning that the applicable Fund’s shareholders will become shareholders of the corresponding New Fund without realizing any gain or loss for federal income tax purposes.

Upon the consummation of a Reorganization, shareholders of the relevant Fund will become shareholders of the corresponding New Fund. If you are a shareholder of one or more of the Funds, the cash value of your investment will not change. You will receive New Fund shares with a total dollar value equal to the Fund shares that you own at the time of the Reorganization.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Emerging Markets Bond Fund (the “Emerging Markets Bond Fund”) and BlackRock Emerging Markets Local Currency Bond Fund (the “Emerging Markets Local Currency Bond Fund”) (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements”.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	41

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the since-inception period reported, the Emerging Markets Bond Fund ranked in the third quartile against its Performance Peers. The Board and BlackRock reviewed the Emerging Markets Bond Fund’s underperformance during the applicable period.

The Board noted that for the since-inception period reported, the Emerging Markets Local Currency Bond Fund ranked in the third quartile against its Performance Peers. The Board and BlackRock reviewed the Emerging Markets Local Currency Bond Fund’s underperformance during the applicable period. The Board further noted that while since-inception performance was in the third quartile, the Emerging Markets Local Currency Bond Fund trailed the median by only five basis points.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board noted that BlackRock does not charge each Fund an advisory fee. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Emerging Markets Bond Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Emerging Markets Bond Fund’s Expense Peers. The Board also noted that the Emerging Markets Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Emerging Markets Bond Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Emerging Markets Bond Fund’s total expenses as a percentage of the Emerging Markets Bond Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Emerging Markets Local Currency Bond Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Emerging Markets Local Currency Bond Fund’s Expense Peers. The Board also noted that the Emerging Markets Local Currency Bond Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Emerging Markets Local Currency Bond Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Emerging Markets Local Currency Bond Fund’s total expenses as a percentage of the Emerging Markets Local Currency Bond Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2019, and the Sub-Advisory Agreements between the Manager and the Sub-Advisor, with respect to each Fund, for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	43

Trustee and Officer Information

Robert M. Hernandez, Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Honorable Stuart E. Eizenstat, Trustee

Henry Gabbay, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee and President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective May 8, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	45

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar
ARS	Argentine Peso
BRL	Brazilian Real
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KES	Kenyan Shilling
KRW	South Korean Won
KZT	Kazakhstan Tenge

MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan New Dollar
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Portfolio Abbreviations

BZDIOVER	Brazil Interbank Deposit Rate
JABAR	Johannesburg Interbank Average Rate
JSC	Joint Stock Company

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMB-6/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –   The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: September 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: September 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: September 4, 2018

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